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Exhibit 10.8

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT

        THIS SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is made as of May 15, 2008 and entered into by and among PROSPECT MEDICAL HOLDINGS, INC. ("Holdings") and PROSPECT MEDICAL GROUP, INC. ("Group" and, together with Holdings, the "Borrowers" and each, individually, a "Borrower"), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "First Lien Administrative Agent"), and the lenders party hereto (collectively, the "First Lien Lenders").

RECITALS

        A.    The Borrowers, the First Lien Lenders and the First Lien Administrative Agent have entered into that certain First Lien Credit Agreement dated as of August 8, 2007 (as amended by that certain Amended and Restated Forbearance Agreement dated as of April 10, 2008, as amended hereby and as further amended, restated, supplemented or otherwise modified, the "First Lien Credit Agreement"), pursuant to which the First Lien Lenders have agreed to make the Loans (such term, together with each other capitalized term used in this Agreement but not defined in this Agreement, shall be defined in accordance with the First Lien Credit Agreement) and other extensions of credit, all upon the terms and conditions set forth in the First Lien Credit Agreement.

        B.    The Borrowers acknowledge and agree that the Defaults and Events of Default set forth on Schedule A (the "Existing Events of Default") have occurred under the First Lien Credit Agreement; accordingly, the Borrowers have requested the First Lien Lenders to waive such Defaults and Events of Default.

        C.    The Borrowers have also requested that the First Lien Administrative Agent and the First Lien Lenders consent to the Sale (as defined below).

        D.    The Borrowers have also requested that the First Lien Administrative Agent and the First Lien Lenders agree to certain amendments to the First Lien Credit Agreement.

        E.    Subject, in each case, to the terms and conditions hereof, the First Lien Lenders are willing to grant the Borrowers' requests.

        F.     In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

        1.     Defaults and Waiver.    Subject to the terms and conditions hereof, including, without limitation, the conditions to effectiveness set forth in Section 4, the First Lien Administrative Agent and the First Lien Lenders hereby waive the Existing Events of Default.

        2.     Consent to Sale.    Notwithstanding anything to the contrary set forth in the First Lien Credit Agreement, the First Lien Lenders and the First Lien Administrative Agent hereby consent to the sale (the "Sale") of all of the issued and outstanding stock of Sierra Medical Management, Inc. ("SMM"), Sierra Primary Care Medical Group, A Medical Corporation ("Sierra"), Antelope Valley Medical Associates, Inc. ("Antelope Valley") and Pegasus Medical Group, Inc. ("Pegasus") to Greater Midwest ("Greater Midwest") and Sierra Medical Group Holding Company, Inc. ("Heritage PC", together with Greater Midwest, the "Buyers") and waive any Event of Default (including, without limitation, any Change of Control) that would otherwise be caused by the consummation of the Sale, subject to the satisfaction of each of the conditions precedent set forth below and in Section 4:

          (a)   The First Lien Administrative Agent shall have received true, correct and complete copies of: (i) the executed Stock Purchase Agreement (including all exhibits and schedules thereto) dated as of April 23, 2008, by and among the Borrowers, the Buyers and Richard Merkin, M.D., in respect of the Sale; (ii) the Escrow Agreement dated as of April 23, 2008, by and among the Borrowers, the Buyers, and LaSalle Bank National Association, as escrow agent; and (iii) the letter agreement regarding early execution dated as of April 23, 2008, from Greater Midwest to Holdings (collectively, the "Sale Documents").

          (b)   The terms and conditions of the Sale and the Sale Documents shall be in form and substance satisfactory to the First Lien Lenders and the First Lien Administrative Agent.

          (c)   The Second Lien Lenders and the Second Lien Administrative Agent shall have consented to the Sale and approved the Sale Documents.

          (d)   The Borrowers shall prepay the Term Loans under the First Lien Credit Agreement (which prepayment shall not be subject to any prepayment premium or other penalty) in an amount equal to one hundred percent (100%) of the Net Cash Proceeds (as defined in the First Lien Credit Agreement and including all severance and tail insurance premiums paid in connection with the sale) and equal to at least $7,000,000 by directing the Buyers to remit the Net Cash Proceeds payable to the Borrowers in connection with the Sale directly to the First Lien Administrative Agent in accordance with wire transfer instructions to be provided thereby.

        3.     Amendments to the First Lien Credit Agreement.    The First Lien Administrative Agent, the First Lien Lenders and the Borrowers agree to amend, effective in accordance with Section 4 below, the First Lien Credit Agreement as follows:

          (a)   The definition of "Consolidated EBITDA" in Section 1.01 of the First Lien Credit Agreement is hereby amended by (i) amending and restating the following clauses: (A) in subsection (b)(iii), the clause "(iii) losses (or plus gains)" is hereby amended to read as follows "(iii) gains (or plus losses)" and (B) in subsection (b)(iv), the clause "plus (iv) extraordinary losses (or plus gains)" is hereby amended to read as follows "and (iv) extraordinary gains (or plus extraordinary losses)" and (ii) adding the following new sentence at the end of such definition:

            "For purposes of clarification, it is understood and agreed that the add-backs identified on Schedule 1.01 shall not apply to any compliance period ending after March 31, 2008."

          (b)   The definition of "Dr. Terner" in Section 1.01 of the First Lien Credit Agreement is hereby amended by adding the following clause at the end of such definition: ", or such other licensed physician reasonably acceptable to the Administrative Agent; provided, that the Administrative Agent shall have received at least thirty (30) days prior written notice of any such replacement and all Loan Document amendments, agreements, certificates and other documents requested thereby in connection with any such replacement."

          (c)   The definition of "Fee Letter" in Section 1.01 of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "'Fee Letter' means the letter agreement, dated May 23, 2007, among the Borrowers, the Administrative Agent and the Arranger, as amended, restated, supplemented or otherwise modified from time to time."

          (d)   The definition of "Indebtedness" in Section 1.01 of the First Lien Credit Agreement is hereby amended in the following manner:

            (i)    By adding the following phrase immediately prior to the ";" at the end of item "(c)" within such definition: "(provided, however, that the net obligations of such Person under any Swap Contracts shall not be included as Indebtedness for purposes of calculating covenant compliance under Section 7.11(a) hereof)"; and

            (ii)   by amending and restating item "(i)" within such definition in its entirety to read as follows:

              "(i) all overpayment settlements or similar obligations owing in respect of Medicare/Medicaid evidenced by a letter agreement or other structured settlement."

          (e)   The definition of "Letter of Credit Sublimit" in Section 1.01 of the First Lien Credit Agreement is hereby amended to delete the amount of "$5,000,000" therein and substitute in lieu thereof the amount of "$250,000".

          (f)    The definition of "Loan Document" in Section 1.01 of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "'Loan Documents' means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) each Secured Hedge Agreement, (h) each Secured Cash Management Agreement, (i) the Terner Pledge and (j) each other document and agreement executed in connection herewith or related hereto that identifies itself as a "Loan Document"; provided that for purposes of the definition of "Material Adverse Effect" and Articles IV through IX, "Loan Documents" shall not include Secured Hedge Agreements or Secured Cash Management Agreements."

          (g)   The definition of "Measurement Period" in Section 1.01 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

            "'Measurement Period' means, at any date of determination, the most recently completed twelve months or four fiscal quarters, as applicable, of Holdings."

          (h)   the definition of "Revolving Credit Loan" in Section 1.01 of the First Lien Credit Agreement is hereby amended by amending and restating such definition to read as follows:

            "'Revolving Credit Loans' means loans made in accordance with Section 2.01(b) and the Revolver PIK Fee Obligation."

          (i)    The definition of "Swing Line Sublimit" in Section 1.01 is hereby amended by adding the following proviso immediately preceding the period in the first sentence thereof: "; provided, however, that on and after the Second Amendment Effective Date, such amount shall be reduced to zero ($0)".

          (j)    The definition of "Term Loan" is hereby amended by adding the following phrase just prior to the period in such definition "and the Term PIK Fee Obligation".

          (k)   The following definitions are hereby added to Section 1.01 of the First Lien Credit Agreement in alphabetical order:

            "'Revolver PIK Fee Obligation' means the fee paid to the consenting Revolving Credit Lenders pursuant to Section 4(f)(ii) of the Second Amendment to the First Lien Credit Agreement, Waiver and Consent dated as of May 15, 2008. The Revolver PIK Fee Obligation shall be deemed to be a Revolving Credit Loan for all purposes of this Agreement and the other Loan Documents. The Revolver PIK Fee Obligation shall be deemed to be fully earned as of the Second Amendment Effective Date."

            "'Revolver Availability' means an aggregate amount of $7,250,000 (exclusive of the Revolver PIK Fee Obligation); provided that, upon the request of the Borrower Agent, such amount may be increased on one or more occasions, in each case with prior written consent of the Revolving Credit Lenders and the Required Lenders, up to an aggregate amount not to exceed the Revolving Credit Commitment."

            "'Revolving Loan Account' means the deposit account number 1459614669 maintained at Bank of America, N.A. for the benefit of PMG or a successor account approved by the Administrative Agent and the Revolving Credit Lenders and, in each case, subject to the existing deposit account control agreement (with such supplements and amendments as may be necessary or desirable) perfecting the Administrative Agent's security interest (for the benefit of the Secured Parties) in PMG's Deposit Accounts and otherwise in form and substance satisfactory to the Administrative Agent."

            "'Second Amendment Effective Date' means May 15, 2008."

            "'Term PIK Fee Obligation' means the fee paid to the consenting Term Lenders pursuant to Section 4(f)(ii) of the Second Amendment to the First Lien Credit Agreement, Waiver and Consent dated as of May 15, 2008. The Term PIK Fee Obligation shall be deemed to be a Term Loan for all purposes of this Agreement and the other Loan Documents. The Term PIK Fee Obligation shall be deemed to be fully earned as of the Second Amendment Effective Date."

          (l)    Section 2.01(b) is hereby amended and restated in its entirety to read as follows:

            "The Revolving Credit Borrowings.    Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a "Revolving Credit Loan") to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Applicable Percentage of the Revolver Availability; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolver Availability, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender's Applicable Percentage of the Revolver Availability; provided further, that commencing on the Second Amendment Effective Date, the Borrowers shall be entitled to make only one (1) request, and the Revolving Lenders shall be obligated to fund only such one (1) request (subject to the terms and conditions set forth herein), for a Revolving Credit Loan (unless the Revolving Credit Lenders and Required Lenders, in their sole and absolute discretion, consent in writing to provide further Revolving Credit Loans otherwise in accordance with the terms hereof), which request shall be in accordance with this Section 2.01(b), and the proceeds of which Revolving Credit Loan (and any subsequent Revolving Credit Loans which may be permitted in accordance with this Agreement) shall be disbursed into the Revolving Loan Account. Within the limits of each Revolving Credit Lender's Applicable Percentage of the Revolver Availability, and subject to the other terms and conditions hereof, the Borrowers may borrow Revolving Credit Loans under this Section 2.01(b) and prepay such Loans under Section 2.05. Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

          (m)  Section 2.03(a) of the First Lien Credit Agreement is amended by replacing the reference therein to "Revolving Credit Commitment" with "Applicable Percentage of the Revolver Availability or Revolving Credit Commitment."

          (n)   Section 2.04(a) of the First Lien Credit Agreement is amended by replacing the references therein to "Revolving Credit Commitment" with "Revolver Availability."

          (o)   Section 2.05(b) of the First Lien Credit Agreement is amended by:

            (i)    Deleting each instance of the parenthetical "(such prepayments to be applied as set forth in clause (v) below)" therein.

            (ii)   Adding the following clause (v) after the first paragraph of Section 2.05(b)(iv):

              "(v) Upon any tax refund received by or paid to or for the account of either Borrower or any of their Subsidiaries for fiscal year 2007 and all prior years, the Borrowers shall prepay an aggregate principal amount of the Loans equal to 50% of such tax refund (net of reasonable and customary expenses associated therewith in an aggregate amount not to exceed $25,000) on (A) the later of October 1, 2008 or ten (10) days following the receipt thereof with respect to all such tax refunds received on or prior to October 1, 2008, (B) on the later of January 1, 2009 or ten (10) days following the receipt thereof with respect to all such tax refunds received after October 1, 2008 and on or prior to January 1, 2009, (C) on the later of April 1, 2009 or ten (10) days following the receipt thereof with respect to all such tax refunds received after January 1, 2009 and on or prior to April 1, 2009, and (D) within ten (10) days of receipt of any such tax refund received after April 1, 2009."

            (iii)  Renumbering original clause "(v)" to clause "(vi)".

          (p)   Section 5.05(e) of the First Lien Credit Agreement is hereby amended by replacing the reference therein to "Section 6.01(d)" with "Sections 6.01(d) and (e)".

          (q)   Section 6.01 of the First Lien Credit Agreement is hereby amended by amending and restating Sections 6.01(b), (c) and (d) in their entirety and adding a new Section 6.01(e), each to read as follows:

            "(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (commencing with the fiscal quarter ended June 30, 2007), a consolidated and consolidating balance sheet of Holdings and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of Holdings' fiscal year then ended, setting forth in each case in comparative form the figures for (i) the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year and (ii) the corresponding fiscal quarter and corresponding portion of the fiscal year set forth in the annual business plan and budget delivered for such fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Holdings as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and explaining in writing any variances from the annual business plan and budget of 10% or more;"

            "(c) as soon as available, but in any event within 30 days after the end of each of the first 11 months of each fiscal year of Holdings (commencing with the fiscal month ended June 30, 2007), a consolidated and consolidating balance sheet of Holdings and its Subsidiaries as of the end of such month, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such month and for the portion of Holdings' fiscal year then ended setting forth in each case in comparative form the figures (i) for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year and (ii) the corresponding month and corresponding portion of the fiscal year set forth in the annual business plan and budget delivered for such fiscal year, all in reasonable detail, duly certified by the chief executive officer, chief financial officer, treasurer or controller of Holdings and with any variances from the annual business plan and budget of 10% or more explained in writing by management;"

            "(d) as soon as available, but in any event at least 15 days before the beginning of each fiscal year of Holdings, an assumption-driven annual business plan and budget of the Borrowers and their respective Subsidiaries on a consolidated and consolidating basis, including (i) a financial (cash flow) budget (i.e., a schedule of anticipated revenue and expenditures) prepared on a monthly basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date for the Term Facility occurs), (ii) a projected EBITDA run rate and (iii) a written assessment by management of the run-rate revenue and run-rate EBITDA by business line, all in form satisfactory to the Administrative Agent and the Required Lenders; and"

            "(e) for the first twelve (12) months following the Second Amendment Effective Date (as such period may be reduced or extended by the Required Lenders), on a bi-weekly basis, a rolling thirteen-week financial (cash-flow) budget (schedule of anticipated revenue and expenditures) together with a schedule that shows a projected versus actual comparison of the items set forth in the budget over the course of (i) the preceding two weeks and (ii) the period beginning March 3, 2008."

          (r)   Sections 6.02(b) and (c) of the First Lien Credit Agreement are hereby amended by (i) inserting the words "and (c)" following the clause "referred to in Sections 6.01(a) and (b)" in Section 6.02(b) and (ii) amending and restating Section 6.02(c) in its entirety as follows:

            "(c) within thirty (30) days following the end of each calendar month, a certificate, substantially in the form of Exhibit F, signed by the chief executive officer, the chief financial officer, treasurer or controller of Holdings certifying as to the Loan Parties' (i) current consolidated Membership for such month, (ii) setting forth the number of senior members separate from the number of commercial members for such month, (iii) comparing such Membership data to the Membership data provided for the immediately preceding month; and (iv) explaining any material variances noted within the comparison (i.e., a summary of any terminations of existing contracts in connection with the Membership during the period covered by such certificate and its effect on Membership)."

          (s)   Section 6.03(f) of the First Lien Credit Agreement is amended by (i) replacing the "and" immediately prior to clause (iii) therein with a "," and (ii) adding the following clause (iv) to the end of such section: "and (iv) receipt of any tax refund for which either Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(v)".

          (t)    Sections 7.11 of the First Lien Credit Agreement is hereby amended by amending and restating Sections 7.11(a) and (b) in their entirety, deleting the current Section 7.11(c) and substituting in lieu thereof a new Section 7.11(c), each to read as follows:

            "(a) Consolidated Leverage Ratio.    From April 30, 2008 through and including June 30, 2009, permit the Consolidated Leverage Ratio as of any month end to be greater than the ratio set forth below opposite such period, and commencing July 1, 2009, permit the

    Consolidated Leverage Ratio as of any quarter end to be greater than the ratio set forth below opposite such period:

Period	Maximum Consolidated Leverage Ratio
Twelve-month period ending April 30, 2008	5.10 to 1.00
Twelve-month period ending May 31, 2008	7.15 to 1.00
Twelve-month period ending June 30, 2008	6.55 to 1.00
Twelve-month period ending July 31, 2008	6.20 to 1.00
Twelve-month period ending August 31, 2008	6.00 to 1.00
Twelve-month period ending September 30, 2008	5.30 to 1.00
Twelve-month period ending October 31, 2008	5.25 to 1.00
Twelve-month period ending November 30, 2008	5.20 to 1.00
Twelve-month period ending December 31, 2008	5.15 to 1.00
Twelve-month period ending January 31, 2009	4.95 to 1.00
Twelve-month period ending February 28, 2009	4.85 to 1.00
Twelve-month period ending March 31, 2009	4.70 to 1.00
Twelve-month period ending April 30, 2009	4.50 to 1.00
Twelve-month period ending May 31, 2009	4.10 to 1.00
Twelve-month period ending June 30, 2009	3.90 to 1.00
Four fiscal quarters ending September 30, 2009	3.75 to 1.00
Four fiscal quarters ending December 31, 2009	3.50 to 1.00
Four fiscal quarters ending March 31, 2010	3.40 to 1.00
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	3.30 to 1.00"

            "(b) Consolidated Fixed Charge Coverage Ratio.    From April 30, 2008 through and including June 30, 2009, permit the Consolidated Fixed Charge Coverage Ratio as of any month end to be less than the ratio set forth below opposite such period, and commencing

    July 1, 2009, permit the Consolidated Fixed Charge Coverage Ratio as of any quarter end to be less than the ratio set forth below opposite such period:

Period	Minimum Fixed Charge Coverage Ratio
Twelve-month period ending April 30, 2008	0.925 to 1.00
Twelve-month period ending May 31, 2008	0.625 to 1.00
Twelve-month period ending June 30, 2008	0.600 to 1.00
Twelve-month period ending July 31, 2008	0.625 to 1.00
Twelve-month period ending August 31, 2008	0.675 to 1.00
Twelve-month period ending September 30, 2008	0.750 to 1.00
Twelve-month period ending October 31, 2008	0.750 to 1.00
Twelve-month period ending November 30, 2008	0.775 to 1.00
Twelve-month period ending December 31, 2008	0.475 to 1.00
Twelve-month period ending January 31, 2009	0.500 to 1.00
Twelve-month period ending February 28, 2009	0.525 to 1.00
Twelve-month period ending March 31, 2009	0.550 to 1.00
Twelve-month period ending April 30, 2009	0.625 to 1.00
Twelve-month period ending May 31, 2009	0.750 to 1.00
Twelve-month period ending June 30, 2009	0.775 to 1.00
Four fiscal quarters ending September 30, 2009	0.875 to 1.00
Four fiscal quarters ending December 31, 2009	0.850 to 1.00
Four fiscal quarters ending March 31, 2010	0.850 to 1.00
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	0.900 to 1.00"

            "(c) Minimum Consolidated EBITDA.    From April 30, 2008 through and including June 30, 2009, permit Consolidated EBITDA as of any month end to be less than the amount set forth below opposite such period, and commencing July 1, 2009, permit Consolidated

    EBITDA as of any quarter end to be less than the amount set forth below opposite such period:

Period	Minimum Consolidated EBITDA
Twelve-month period ending April 30, 2008	$27,750,000
Twelve-month period ending May 31, 2008	$21,250,000
Twelve-month period ending June 30, 2008	$22,000,000
Twelve-month period ending July 31, 2008	$23,250,000
Twelve-month period ending August 31, 2008	$24,000,000
Twelve-month period ending September 30, 2008	$27,000,000
Twelve-month period ending October 31, 2008	$27,000,000
Twelve-month period ending November 30, 2008	$27,500,000
Twelve-month period ending December 31, 2008	$17,750,000
Twelve-month period ending January 31, 2009	$18,500,000
Twelve-month period ending February 28, 2009	$19,000,000
Twelve-month period ending March 31, 2009	$19,500,000
Twelve-month period ending April 30, 2009	$20,250,000
Twelve-month period ending May 31, 2009	$22,250,000
Twelve-month period ending June 30, 2009	$23,000,000
Four fiscal quarters ending September 30, 2009	$24,000,000
Four fiscal quarters ending December 31, 2009	$25,000,000
Four fiscal quarters ending March 31, 2010	$25,500,000
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	$26,500,000"

          (u)   A new Section 8.01(r) is added to the First Lien Credit Agreement to read as follows:

            "(r) Revolving Loan Account.    (i) Any withdrawal or payment is made from the Revolving Loan Account other than repayments of Revolving Credit Loans to the Administrative Agent for the benefit of the Revolving Lenders or (ii) permit the balance in the Revolving Loan Account is, at any time, less than the aggregate amount of outstanding Revolving Credit Loans."

          (v)   Section 8.03 of the First Lien Credit Agreement is hereby amended as follows:

            (i)    by making the "A" in the first word "After" lowercase and by adding the following new clause immediately following the heading "Application of Funds" and at the beginning of the first sentence of such section:

            "Upon the occurrence and during the continuance of an Event of Default, and/or"

            (ii)   by restating everything after the "Third" clause therein as follows:

              "Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Revolving Credit Loans, ratably among the Revolving Credit Lenders in proportion to the respective amounts described in this clause Fourth held by them;

              Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Term Loans, the L/C Borrowings and amounts owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fifth held by them;

              Sixth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

              Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

    Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Sixth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above."

          (w)  Section 10.01(f) is hereby amended by inserting the words "or the priority of repayment of the Revolving Credit Loans without the written consent of each Revolving Credit Lender" immediately prior to the "or (ii)" in the second line of such section.

          (x)   Exhibits D and F of the First Lien Credit Agreement are hereby amended and restated in their entirety by replacing the existing Exhibits D and F with the new exhibits attached hereto as Exhibit A.

        4.     Effectiveness; Conditions Precedent.    This Agreement shall be effective when all of the conditions set forth in this Section shall have been satisfied in form and substance satisfactory to the First Lien Administrative Agent.

          (a)   The First Lien Administrative Agent shall have received duly executed counterparts of this Agreement from each of the Borrowers, the Guarantors, the First Lien Administrative Agent and the First Lien Lenders.

          (b)   The Borrowers shall have paid all professional fees and expenses of the First Lien Administrative Agent and the First Lien Lenders in connection with this Agreement, the Loan Documents and the transactions contemplated hereby (including all fees and expenses of Winston & Strawn LLP in its capacity as counsel to the First Lien Administrative Agent and all fees and expenses of Alvarez & Marsal) pursuant to wire transfer instructions to be provided by the First Lien Administrative Agent.

          (c)   The First Lien Administrative Agent shall have received a corresponding amendment to the Second Lien Credit Agreement, in form and substance substantially consistent with this Agreement (with such changes as are applicable only to the Second Lien Credit Agreement), duly executed by the Second Lien Administrative Agent, the Borrowers, each Guarantor and the Second Lien Lenders.

          (d)   The Borrowers shall be in compliance with their obligations under that certain fee letter among the Borrowers, Banc of America Securities, LLC and Bank of America, N.A. dated January 28, 2008 (as amended by that certain amendment thereto as of the date hereof, the "Amendment Fee Letter").

          (e)   The First Lien Administrative Agent shall have received a duly executed amendment to the Fee Letter in form and substance satisfactory to the First Lien Administrative Agent.

          (f)    In addition to any amounts previously paid or owing to the First Lien Lenders, the Borrowers shall have paid an amendment fee in an amount equal to: (i) 50 basis points times the sum of (A) each consenting First Lien Lender's Revolving Credit Commitment plus (B) the aggregate outstanding principal amount of each consenting First Lien Lender's Term Loans to the Borrowers (in each case, (x) including Bank of America, N.A., in its capacity as a First Lien Lender, and (y) as of the effective date of this Agreement) to be paid in cash on the effective date of this Amendment plus (ii) 100 basis points times the sum of (A) each consenting First Lien Lender's Revolving Credit Commitment plus (B) the aggregate outstanding principal amount of each consenting First Lien Lender's Term Loans to the Borrowers (in each case, (x) including Bank of America, N.A., in its capacity as a First Lien Lender, and (y) as of the effective date of this Agreement) to be paid in kind by adding such 100 basis fee amount to the outstanding principal of the Revolving Credit Loans or Term Loans, as applicable, on the effective date of this Amendment.

          (g)   The Revolving Loan Account shall have been established and such account shall be subject to the existing deposit account control agreement (with such supplements and amendments as may be necessary or desirable) perfecting the Administrative Agent's security interest (for the benefit of the Secured Parties) in PMG's Deposit Accounts (including the Revolving Loan Account) and otherwise in accordance with the Collateral Agreement prior to the disbursement thereinto of the proceeds from any Revolving Credit Loan.

          (h)   The First Lien Administrative Agent shall have received a favorable opinion of Theodora Oringher Miller and Richman PC, counsel to the Loan Parties, addressed to the First Lien Administrative Agent and each First Lien Lender, as to such matters concerning the Loan Parties and the Loan Documents as the First Lien Administrative Agent or the Required Lenders may reasonably request.

          (i)    The First Lien Administrative Agent shall have received a duly executed side letter from the Borrowers in form and substance satisfactory to the First Lien Administrative Agent.

          (j)    The First Lien Administrative Agent shall have received an amendment to that certain Deposit Account Control Agreement dated as of October 10, 2007 (the "DACA") among Prospect Medical Holdings, Inc., Prospect Medical Group, Inc., Prospect Medical Systems, Inc., ProMed Health Care Administrators, Pomona Valley Medical Group, Inc., Upland Medical Group, Professional Medical Corporation, the First Lien Administrative Agent, the Second Lien Administrative Agent and Bank of America, N.A., as depository bank, adding the Revolving Loan Account as an Account (as defined in the DACA) under the DACA.

          (k)   The First Lien Administrative Agent shall have received such other instruments, documents and certificates as the First Lien Administrative Agent shall reasonably request in connection with the execution of this Agreement.

        5.     Other Agreements.

          (a)   The Borrowers shall use commercially reasonable efforts to deliver a landlord estoppel and consent agreement with respect to that certain Standard Office Lease dated as of April 16, 2008 between AG/CAMBRA 10780 Santa Monica Owner, L.L.C. and Alta Hospitals System, LLC, in form and substance satisfactory to the First Lien Administrative Agent and within sixty (60) days following the Second Amendment Effective Date. Failure to comply with the foregoing covenant will be deemed an immediate Event of Default.

          (b)   The items set forth on Schedule B hereto shall be delivered to the First Lien Administrative Agent and the First Lien Lenders on the earlier of (a) the corresponding date set forth on Schedule B hereto and (b) the date each such item is required to be delivered pursuant to the requirements of American Stock Exchange ("AMEX") and the SEC (after giving effect to any waivers of compliance and extensions provided and confirmed by AMEX and/or the SEC). Failure to comply with the foregoing covenant will be deemed an immediate Event of Default.

          (c)   No later than May 28, 2008 (unless such time period is extended by the First Lien Administrative Agent and the Required Lenders in their reasonable discretion), the Borrowers shall have delivered to the First Lien Administrative Agent and the First Lien Lenders revised compliance packages (including revised Compliance Certificates) for the fiscal year ended September 30, 2007 and the fiscal quarter ended December 31, 2007. Failure to comply with the foregoing covenant will be deemed an immediate Event of Default.

        6.     Representations and Warranties.    Each Loan Party hereby represents and warrants to the First Lien Administrative Agent and the First Lien Lenders that (a) each Loan Party has the legal power and authority to execute and deliver this Agreement; (b) the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind each Loan Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Loan Party and the performance and observance by each Loan Party of the provisions hereof do not violate or conflict with any organizational document of any Loan Party or any law applicable to any Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Loan Party; (d) after giving effect to the waivers set forth in Section 1 above, no Default or Event of Default exists under the First Lien Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) no Loan Party is aware of any claim or offset against, or defense or counterclaim to, any Loan Party's obligations or liabilities under the First Lien Credit Agreement or any other Loan Document; (f) this Agreement and each document executed by each Loan Party in connection herewith (including, without limitation, the Amendment Fee Letter) constitute valid and binding obligations of the applicable Loan Party in every respect, enforceable in accordance with their terms; (g) no Loan Party has received a notice of default of any kind from any material account debtor or any counterparty to a Material Contract and no material account debtor or counterparty to a Material Contract has asserted any right of set-off, deduction or counterclaim with respect to any account or such Material Contract, respectively and (h) all representations and warranties made by each Borrower and contained in this Agreement, the First Lien Credit Agreement or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date.

        7.     Release.    Each Loan Party hereby waives and releases the First Lien Administrative Agent, each First Lien Lender and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries (each a "Releasee") from any and all claims, offsets, defenses and counterclaims, known and unknown, that any Loan Party may have as of the date of this Agreement based upon, relating to, or arising out of the Obligations and related transactions in any way. Each Loan Party intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

    "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

Notwithstanding the foregoing, this Section 7 shall not constitute a release of the obligations of the First Lien Administrative Agent or any First Lien Lender under the Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

        8.     Covenant Not to Sue.    Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Loan Party pursuant to Section 7 above. If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

        9.     Loan Documents Unaffected.    Except as otherwise specifically provided herein, all provisions of the First Lien Credit Agreement (including without limitation, Section 10.07 thereof) and the other Loan Documents (including, without limitation, the Intercreditor Agreement) shall remain in full force and effect and be unaffected hereby. The parties hereto acknowledge and agree that this Agreement constitutes a "Loan Document" under the terms of the First Lien Credit Agreement.

        10.   Guarantor Acknowledgement.    Each Guarantor, by signing this Agreement:

          (a)   Consents and agrees to and acknowledges the terms of this Agreement, including, without limitation, the amendments to the First Lien Credit Agreement set forth herein.

          (b)   Acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor's obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

          (c)   Represents and warrants to the First Lien Administrative Agent and the First Lien Lenders that, after giving effect to the waivers set forth in Section 1 hereof, all representations and warranties made by such Guarantor and contained in this Agreement or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date.

          (d)   Acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the terms of this Agreement and (ii) nothing in the First Lien Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the First Lien Credit Agreement.

        11.   No Other Promises or Inducements.    There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement. This Agreement has been entered into by each Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither any Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to any Borrower or any Guarantor by the First Lien Administrative Agent. Each Borrower and each Guarantor agrees that the consideration received by the Borrowers under this Agreement has been actual and adequate.

        12.   No Course of Dealing.    Each Loan Party acknowledges and agrees that, (a) this Agreement is not intended to, nor shall it, establish any course of dealing between the Loan Parties, the First Lien Administrative Agent and the First Lien Lenders that is inconsistent with the express terms of the First Lien Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Loan Parties, the First Lien Administrative Agent and the First Lien Lenders prior to the date hereof, except as set forth herein, the First Lien Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the First Lien Credit Agreement, and (c) except with respect to the limited waiver granted herein specifically relating to the Existing Events of Default, neither the First Lien Administrative Agent nor any First Lien Lender shall be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default. Nothing herein modifies the agreements among the First Lien

Administrative Agent and the First Lien Lenders with respect to the exercise of their respective rights and remedies under the terms of the First Lien Credit Agreement.

        13.   No Waiver.    Each Loan Party acknowledges and agrees that (a) except as expressly provided in Section 1, this Agreement shall not operate as a waiver of any right, power or remedy of the First Lien Administrative Agent or the First Lien Lenders under the First Lien Credit Agreement or any Loan Document, nor shall it constitute a continuing waiver at any time and (b) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default, other than with respect to the Existing Events of Default, and, except as expressly provided herein, nothing herein shall in any way prejudice the rights and remedies of the First Lien Administrative Agent or the First Lien Lenders under the First Lien Credit Agreement, any Loan Document or applicable law. In addition, the First Lien Administrative Agent shall have the right to waive any condition or conditions set forth in this Agreement, the First Lien Credit Agreement or any Loan Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that the First Lien Administrative Agent may have against any Loan Party.

        14.   Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        15.   Entire Agreement.    This Agreement (together with the Amendment Fee Letter) sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

        16.   Counterparts.    This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

        17.   Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigned in accordance with Section 10.06 of the First Lien Credit Agreement.

        18.   Severability Of Provisions; Captions; Attachments.    Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

        19.   JURY TRIAL WAIVER.    EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date referenced in the first paragraph of this Agreement.

Accepted and Agreed:

PROSPECT MEDICAL HOLDINGS, INC.		PROSPECT MEDICAL GROUP, INC.

By:		By:
Name:	Samuel S. Lee	Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer	Title:	Chief Executive Officer

ALTA HOSPITALS SYSTEM, LLC, formerly known as PROSPECT HOSPITALS SYSTEM, LLC		NUESTRA FAMILIA MEDICAL GROUP, INC.

By:		By:
Name:	Samuel S. Lee	Name:	Jacob Y. Terner, M.D.
Title:	Manager	Title:	Secretary

PROMED HEALTH CARE ADMINISTRATORS PROMED HEALTH SERVICES COMPANY		SIERRA MEDICAL MANAGEMENT, INC. PROSPECT ADVANTAGE NETWORK, INC. PINNACLE HEALTH RESOURCES PROSPECT HOSPITAL ADVISORY SERVICES, INC.

By:		By:
Name:	Samuel S. Lee	Name:	Samuel S. Lee
Title:	Vice President	Title:	President and Chief Executive Officer

POMONA VALLEY MEDICAL GROUP, INC. UPLAND MEDICAL GROUP, A PROFESSIONAL MEDICAL CORPORATION

By:
Name:	Jacob Y. Terner, M.D.	Jacob Y. Terner, M.D., solely in his capacity
Title:	Vice President	as Pledgor

ALTA LOS ANGELES HOSPITALS, INC. ALTA HOLLYWOOD HOSPITALS, INC.		PROSPECT MEDICAL SYSTEMS, INC.

By:		By:
Name:	David Topper	Name:	Samuel S. Lee
Title:	Chief Executive Officer	Title:	Chairman of the Board

PROSPECT MEDICAL GROUP, INC.
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PEGASUS MEDICAL GROUP, INC.
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUP, INC.
STARCARE MEDICAL GROUP, INC.
GENESIS HEALTHCARE OF SOUTHERN CALIFORNIA, INC., A MEDICAL GROUP
PROSPECT PHYSICIAN ASSOCIATES, INC.

By:
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

BANK OF AMERICA, N.A., in its capacity as First Lien Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a First Lien Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

 Schedule A

EXISTING EVENTS OF DEFAULT

        1.     Failure of the Borrowers to deliver by January 28, 2008 to the First Lien Administrative Agent and the First Lien Lenders the financial statements and other reports and information required under Section 6.01(a) of the First Lien Credit Agreement (Event of Default under Section 8.01(b) of the First Lien Credit Agreement).

        2.     Failure of the Borrowers to deliver by January 28, 2008 to the First Lien Administrative Agent and the First Lien Lenders the accountants certificate and the Compliance Certificate required under Sections 6.02(a) and (b) of the First Lien Credit Agreement (Events of Default under Section 8.01(b) of the First Lien Credit Agreement).

        3.     Failure of the Borrowers to deliver by February 14, 2008 to the First Lien Administrative Agent and the First Lien Lenders the financial statements and other reports and information required under Section 6.01(b) of the First Lien Credit Agreement (Event of Default under Section 8.01(b) of the First Lien Credit Agreement).

        4.     Failure of the Borrowers to deliver by February 14, 2008 to the First Lien Administrative Agent and the First Lien Lenders the Compliance Certificate required under Section 6.02(b) of the First Lien Credit Agreement (Events of Default under Section 8.01(b) of the First Lien Credit Agreement).

        5.     Failure of the Borrowers to comply with the financial covenant set forth in Section 7.11(a) of the First Lien Credit Agreement (Events of Default under Section 8.01(b) of the First Lien Credit Agreement) for the fiscal year ended September 30, 2007.

        6.     Failure of the Borrowers to comply with the financial covenants set forth in Section 7.11(a) and Section 7.11(b) of the First Lien Credit Agreement (Events of Default under Section 8.01(b) of the First Lien Credit Agreement) for the fiscal quarter ended December 31, 2007.

        7.     Failure of the Borrowers to comply with the financial covenants set forth in Section 7.11(a) and Section 7.11(b) of the First Lien Credit Agreement (Events of Default under Section 8.01(b) of the First Lien Credit Agreement) for the fiscal quarter ended March 31, 2008.

        8.     Event of Default under Section 8.01(e) resulting from a cross default under the First Lien Credit Agreement with respect to the Borrowers' Swap Contract hedging interest rate exposure for the Term Loans.

        9.     Failure of the Borrowers to comply with the affirmative covenants set forth in Sections 6.02(e) (delivery of proxy), 6.02(g) (summary of insurance coverage), 6.02(m) (quarterly reports on Capitated Contracts), 6.02(n) (monthly claims lag analysis) and 6.02(o) (Actuarial Reports) through the date hereof of the First Lien Credit Agreement (Events of Default under Section 8.01(b) of the First Lien Credit Agreement).

        10.   Failure of the Borrowers to comply with the affirmative covenant set forth in Section 6.03(g) (disclosure of Debt Ratings change or possible change) of the First Lien Credit Agreement (Event of Default under Section 8.01(b) of the First Lien Credit Agreement).

        11.   Failure of Holdings, Prospect Hospital Advisory Services, Inc., Prospect Medical Systems, Inc. and Sierra Medical Management, Inc. to maintain good standing as required under Section 6.05(a) of the First Lien Credit Agreement (Event of Default under Section 8.01(b) of the First Lien Credit Agreement) (such entities have renewed good standing under their respective jurisdictions of organization as of the date of this Agreement).

 Schedule B

AMEX COMPLIANCE ITEMS

1.
File 2007 10-K by June 16, 2008 (with unqualified accountants' letter)

2.
File 10-Q for the quarter ended December 31, 2007 by June 16, 2008

3.
File 10-Q for the quarter ended March 31, 2008 by June 16, 2008

 Exhibit A

TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT

EXHIBIT D

 FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                        ,

To:
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

        Reference is made to that certain First Lien Credit Agreement, dated as of August 8, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"), among Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation (collectively with Holdings, the "Borrowers"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.

        The undersigned Responsible Officer(1) hereby certifies as of the date hereof that he/she is the                                      of Holdings, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrowers, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

        1.     The Borrowers have delivered (i) the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section and (ii) the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year.

[Use following paragraph 1 for fiscal quarter-end financial statements]

        1.     The Borrowers have delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Holdings ended as of the above date. Such consolidated and consolidating financial statements fairly present the financial condition, results of operations shareholders' equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use following paragraph 1 for fiscal month-end financial statements]

        1.     The Borrowers have delivered the unaudited financial statements required by Section 6.01(c) of the Agreement for the fiscal month of Holdings ended as of the above date. Such consolidated and consolidating financial statements fairly present the financial condition, results of operations shareholders' equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

        2.     The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Holdings and its Subsidiaries during the accounting period covered by such financial statements.

(1)
This certificate should be from the chief executive officer chief financial officer, treasurer or controller of Holdings.

        3.     A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all their Obligations under the Loan Documents, and

[select one:]

        [to the best knowledge of the undersigned, during such fiscal period the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to them, and no Default has occurred and is continuing.]

—or—

        [to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

        4.     The representations and warranties of the Borrowers contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

        5.     The financial covenant analyses and information set forth on Schedules 1 and 2-A through 2-C (as applicable) attached hereto are true and accurate on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                        ,         .

PROSPECT MEDICAL HOLDINGS, INC.

By:
Name:
Title:

For the Month/Quarter/Year ended                                     ("Statement Date")

SCHEDULE 1
to the Compliance Certificate
($ in 000's)

I.	Section 7.11(a)—Consolidated Leverage Ratio.
A.	Consolidated Total Indebtedness at Statement Date:	$
B.	Consolidated EBITDA for twelve consecutive months or four consecutive fiscal quarters (as applicable) ending on the Statement Date ("Subject Period") from Schedule 2-A, 2-B or 2-C (as applicable):	$
C.	Consolidated Leverage Ratio (Line I.A ÷ Line I.B):	to 1.00
Maximum Allowed:
Twelve Calendar Months Ending:
	April 30, 2008	5.10 to 1.00
	May 31, 2008	7.15 to 1.00
	June 30, 2008	6.55 to 1.00
	July 31, 2008	6.20 to 1.00
	August 31, 2008	6.00 to 1.00
	September 30, 2008	5.30 to 1.00
	October 31, 2008	5.25 to 1.00
	November 30, 2008	5.20 to 1.00
	December 31, 2008	5.15 to 1.00
	January 31, 2009	4.95 to 1.00
	February 28, 2009	4.85 to 1.00
	March 31, 2009	4.70 to 1.00
	April 30, 2009	4.50 to 1.00
	May 31, 2009	4.10 to 1.00
	June 30, 2009	3.90 to 1.00
Four Fiscal Quarters Ending:
	September 30, 2009	3.75 to 1.00
	December 31, 2009	3.50 to 1.00
	March 31, 2010	3.40 to 1.00
	June 30, 2010 and each period of four fiscal quarters ending thereafter	3.30 to 1.00

II.	Section 7.11(b)—Consolidated Fixed Charge Coverage Ratio.
A.	Consolidated EBITDA for Subject Period (Line I.B above):		$
B.	Cash Capital Expenditures for Subject Period:		$
C.	Consolidated Fixed Charges for Subject Period:
	1.	Consolidated Interest Charges for Subject Period:	$
	2.	Taxes paid in cash during Subject Period:	$
	3.	Scheduled and mandatory principal payments with respect to Indebtedness for Subject Period:	$
	4.	Consolidated Fixed Charges (Lines II.C.1 + II.C.2 + II.C.3):	$
D.	Consolidated Fixed Charge Coverage Ratio [(Line II.A - Line II.B) ÷ Line II.C.4]:		to 1.00
Minimum Required:
Twelve Calendar Months Ending:
	April 30, 2008		0.925 to 1.00
	May 31, 2008		0.625 to 1.00
	June 30, 2008		0.600 to 1.00
	July 31, 2008		0.625 to 1.00
	August 31, 2008		0.675 to 1.00
	September 30, 2008		0.750 to 1.00
	October 31, 2008		0.750 to 1.00
	November 30, 2008		0.775 to 1.00
	December 31, 2008		0.475 to 1.00
	January 31, 2009		0.500 to 1.00
	February 28, 2009		0.525 to 1.00
	March 31, 2009		0.550 to 1.00
	April 30, 2009		0.625 to 1.00
	May 31, 2009		0.750 to 1.00
	June 30, 2009		0.775 to 1.00
Four Fiscal Quarters Ending:
	September 30, 2009		0.875 to 1.00
	December 31, 2009		0.850 to 1.00
	March 31, 2010		0.850 to 1.00
	June 30, 2010 and each period of four fiscal quarters ending thereafter		0.900 to 1.00

For the Month/Quarter/Year ended                                     ("Statement Date")

SCHEDULE 2-A
to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

[USE ONLY FOR STATEMENT DATES OCCURRING DURING MONTHLY TESTING PERIODS]

Consolidated EBITDA	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-recurring non-cash expenses
+ add-backs
- income tax credits
- non-cash income
- gains (+ losses) from dispositions of capital assets
- extraordinary gains (+ losses) net of related tax effects
= Consolidated EBITDA
Minimum Consolidated EBITDA required under Section 7.11(c) (see Annex to Schedule for determination of Minimum Consolidated EBITDA):

For the Quarter/Year ended                                     ("Statement Date")

SCHEDULE 2-B
to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

[USE ONLY FOR STATEMENT DATES OCCURRING DURING QUARTERLY TESTING WHERE HISTORICAL MONTHLY FINANCIAL INFORMATION IS USED—DELETE COLUMNS AS NEEDED]

Consolidated EBITDA	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-recurring non-cash expenses
+ add-backs
- income tax credits
- non-cash income
- gains (+ losses) from dispositions of capital assets
- extraordinary gains (+ losses) net of related tax effects
= Consolidated EBITDA
Minimum Consolidated EBITDA required under Section 7.11(c) (see Annex to Schedule for determination of Minimum Consolidated EBITDA):

For the Quarter/Year ended                                    ("Statement Date")

SCHEDULE 2-C
to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

[USE ONLY FOR STATEMENT DATES OCCURRING DURING QUARTERLY TESTING PERIODS]

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Four Quarters Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-recurring non-cash expenses
+ add-backs
- income tax credits
- non-cash income
- gains (+ losses) from dispositions of capital assets
- extraordinary gains (+ losses) net of related tax effects
= Consolidated EBITDA
Minimum Consolidated EBITDA required under Section 7.11(c) (see Annex to Schedule for determination of Minimum Consolidated EBITDA):

 ANNEX TO
SCHEDULES 2-A, 2-B AND 2-C
to Compliance Certificate
($ in 000's)

Minimum Consolidated EBITDA

Minimum Consolidated EBITDA required under Section 7.11(c):
Twelve Calendar Months Ending:
April 30, 2008	$27.75
May 31, 2008	$21.25
June 30, 2008	$22.00
July 31, 2008	$23.25
August 31, 2008	$24.00
September 30, 2008	$27.00
October 31, 2008	$27.00
November 30, 2008	$27.50
December 31, 2008	$17.75
January 31, 2009	$18.50
February 28, 2009	$19.00
March 31, 2009	$19.50
April 30, 2009	$20.25
May 31, 2009	$22.25
June 30, 2009	$23.00
Four Fiscal Quarters Ending:
September 30, 2009	$24.00
December 31, 2009	$25.00
March 31, 2010	$25.50
June 30, 2010 and each period of four fiscal quarters ending thereafter	$26.50

EXHIBIT F

FORM OF MONTHLY COMPLIANCE CERTIFICATE

Calendar month ending:                        ,

To:
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

        Reference is made to that certain First Lien Credit Agreement, dated as of August 8, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"), among Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation (collectively with Holdings, the "Borrowers"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.

        1.     This Monthly Compliance Certificate is delivered in accordance with Section 6.02(c) of the Agreement.

        2.     Attached hereto as Schedule 1 is information required in connection with Section 6.02(c) of the Credit Agreement for the calendar month set forth above, and all such information is true and accurate on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                        ,         .

PROSPECT MEDICAL HOLDINGS, INC.

By:
Name:
Title:

For the Month ended                                    ("Statement Date")

SCHEDULE 1
to the Monthly Compliance Certificate

I.	Consolidated Membership.
A.	Consolidated Membership for month ending on the Statement Date
B.	Consolidated Membership for the month ending on the immediately prior Statement Date
C.	Percentage change of consolidated Membership [(Line I.A - Line I.B) ÷ Line I.B] × 100	%
II.	Senior Members versus Commercial Members.
A.	The number of senior members for month ending on the Statement Date
B.	The number of senior members for month ending on the immediately prior Statement Date
C.	Percentage change of senior members [(Line II.A - Line II.B) ÷ Line II.B] × 100	%
D.	The number of commercial members for month ending on the Statement Date
E.	The number of commercial members for month ending on the immediately prior Statement Date
F.	Percentage change of commercial members [(Line II.D - Line II.E) ÷ Line II.E] × 100	%
III.
Summary of material variances noted within the comparison (i.e., a summary of any terminations of existing contracts in connection with the Membership during the period covered by such certificate and its effect on Membership):

QuickLinks

  Exhibit 10.8
SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT
RECITALS
AGREEMENT
Schedule A
EXISTING EVENTS OF DEFAULT
Schedule B
AMEX COMPLIANCE ITEMS
Exhibit A
TO SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, WAIVER AND CONSENT
FORM OF COMPLIANCE CERTIFICATE
SCHEDULE 1 to the Compliance Certificate ($ in 000's)
SCHEDULE 2-A to the Compliance Certificate ($ in 000's)
Consolidated EBITDA (in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)
SCHEDULE 2-B to the Compliance Certificate ($ in 000's)
Consolidated EBITDA (in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)
SCHEDULE 2-C to the Compliance Certificate ($ in 000's)
Consolidated EBITDA (in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)
ANNEX TO SCHEDULES 2-A, 2-B AND 2-C to Compliance Certificate ($ in 000's)
Minimum Consolidated EBITDA
  EXHIBIT F
FORM OF MONTHLY COMPLIANCE CERTIFICATE
SCHEDULE 1 to the Monthly Compliance Certificate